                                  Exhibit 10.6
                                  ------------



                          AMCAST INDUSTRIAL CORPORATION
                      FIRST MASTER BENEFIT TRUST AGREEMENT

                                 March 11, 1988





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                               TABLE OF CONTENTS
                               -----------------
                                                                    Page
                                                                    ----
ARTICLE I       Name of Trust ........................................2

        1.1     Name .................................................2
        1.2     Purpose ..............................................2

ARTICLE II      Definitions ..........................................2

ARTICLE III     The Plans ............................................4

ARTICLE IV      Payment Schedules under Plans ........................4

        4.1     Payment Schedules ....................................4
        4.2     Modified Payment Schedules ...........................5
        4.3     Withholdings .........................................5
        4.4     Further Assurances ...................................5
        4.5     Distributions in the Event
                of Taxability ........................................5

ARTICLE V       The Trust Fund and Funding ...........................6

        5.1     Receipt and Holding of
                the Trust Fund .......................................6
        5.2     Initial Funding of Trust .............................6
        5.3     Additional Funding; Excess Assets ....................7
        5.4     Release of Trust Funds Unless
                a Change of Control Occurs ...........................7
        5.5     Transfer to Another Trustee ..........................8

ARTICLE VI      Status of Trust ......................................8

        6.1     Grantor Trust ........................................8
        6.2     Subject to Claims of Creditors
                of the Company .......................................8
        6.3     Notification of Bankruptcy
                or Insolvency ........................................9

ARTICLE VII     The Trustee's Accounting ............................10

        7.1     Books and Records ...................................10
        7.2     Trustee's Report ....................................10
        7.3     Additional Reports ..................................10

ARTICLE VIII    Administration of the Trust Fund ....................11

        8.1     Ownership and Investment
                of the Trust Fund ...................................11
        8.2     Powers of the Trustee ...............................11
        8.3     Situs of Assets .....................................12
        8.4     Entire Agreement ....................................12

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


ARTICLE IX      Relating to the Trustee ..............................12

        9.1     Liability of the Trustee .............................12
        9.2     Obligations under Law ................................13
        9.3     Bond .................................................13
        9.4     Compensation .........................................13
        9.5     Indemnification ......................................13

ARTICLE X       Missing Persons, Incapacitated Executives,
                Death and Directions .................................14

        10.1    Missing Persons ......................................14
        10.2    Incapacitated Executives .............................14
        10.3    Death of Executive ...................................14
        10.4    Form .................................................14
        10.5    Proof of any Matter ..................................15
        10.6    Absence of Directions ................................15

ARTICLE XI      Resignation or Removal of Trustee ....................15

        11.1    Successor Trustee ....................................15
        11.2    Final Account ........................................15
        11.3    Transfer and Discharge ...............................15
        11.4    Effective Date of Appointment
                of Successor Trustee .................................16
        11.5    Merger or Consolidation ..............................16

ARTICLE XII     Protection for Third Persons .........................16

        12.1    Protection for Third Persons .........................16

ARTICLE XIII    Termination; Amendment; and Waiver ...................16

        13.1    Termination ..........................................16
        13.2    Amendment and Waiver .................................16
        13.3    Schedule A to the Trust ..............................17

ARTICLE XIV     General Provisions ...................................17

        14.1    Ohio Trust ...........................................17
        14.2    severability .........................................17
        14.3    Arbitration ..........................................18
        14.4    Notices ..............................................18
        14.5    Trust Beneficiaries ..................................18
        14.6    Headings .............................................18
        14.7    Counterparts .........................................19


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

                         AMCAST INDUSTRIAL CORPORATION
                         -----------------------------

                      FIRST MASTER BENEFIT TRUST AGREEMENT
                      ------------------------------------


     THIS FIRST MASTER BENEFIT TRUST AGREEMENT (the "Trust") is established this 11th day of March 1988 by AMCAST INDUSTRIAL CORPORATION, an Ohio corporation, as grantor (the "Company"), and BANK ONE, DAYTON, NATIONAL ASSOCIATION, as trustee (the "Trustee"), under the following circumstances:

          (A) The Company from time to time establishes incentive and other compensation plans and arrangements under which the Company becomes obligated to make deferred payments to present and former directors and executives of the Company;

          (B) The aforesaid compensation arrangements are not funded or otherwise secured, and the Company by this Trust desires to provide further assurance to Leo W. Ladehoff in connection with certain deferred payments provided for in the Executive Employment Agreement between Mr. Ladehoff and the Company dated October 29, 1986 and to other such persons that in the event of a Change of Control of the Company (as defined at Article II) such deferred payments will be timely made when due by depositing with the Trustee upon the occurrence of a Potential Change of Control of the Company, subject only to the claims of the Company's existing or future general creditors in the event of the Company's insolvency or bankruptcy as defined at Section 6.3, assets for use in making such deferred payments;

          (C) The Company desires to establish this Trust as a master trust arrangement and intends from time to time (i) to designate on Schedule A to this Trust, in addition to the aforesaid Executive Employment Agreement, such other plans and arrangements giving rise to deferred payment obligations of the Company that the Trustee is authorized to pay on behalf of the Company from Trust assets in the event of a Change of Control and
     (ii) to set forth on Schedule A to this Trust, in addition to Mr. Ladehoff, other persons for whose benefit this Trust is established and the Company's payment obligations to each such person; and

          (D) The Company desires for record keeping purposes only that the Trustee maintain a separate account for each such person and for investment purposes that the Trustee commingle the Trust assets;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable considerations, the parties hereto agree as follows:


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                                   ARTICLE I
                                   ---------

                                 NAME OF TRUST
                                 -------------

     1.1 NAME. This Trust may be referred to as the "First Master Benefit Trust for Amcast Industrial Corporation."

     1.2 PURPOSE. This Trust is established for the purposes set forth in Preambles A through D to this Trust.

                                   ARTICLE II
                                   ----------

                                  DEFINITIONS
                                  -----------

     The following terms used in this Trust shall have the following meanings:

     A. "Board" means the Board of Directors of the Company.

     B. "Change of Control" means and shall be deemed to have occurred on (i) the date upon which the Company is provided a copy of a Schedule 13D, filed pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), indicating that a group or person, as defined in Rule 13d-3 under the 1934 Act, has become the beneficial owner of 20% or more of the outstanding Voting Shares of the Company or the date upon which the Company first learns that a person or group has become the beneficial owner of 20% or more of the outstanding Voting Shares of the Company if a Schedule 13D is not filed; (ii) the date of a change in the composition of the Board of Directors of the Company such that individuals who were members of the Board of Directors on the date two years prior to such change (or who were subsequently elected to fill a vacancy in the Board, or were subsequently nominated for election by the Company's shareholders, by the affirmative vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two year period) no longer constitute a majority of the Board of Directors of the Company; (iii) the date the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Shares of the surviving entity) at least 80% of the total voting power represented by the voting shares of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the date shareholders of the





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Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

     C. "Company" means Amcast Industrial Corporation, an Ohio corporation, and any successor to such entity.

     D. "Executive" means and includes Leo W. Ladehoff and any other person who in accordance with the terms of a Plan is or was a participant in a Plan and who is listed on Schedule A to this Trust as a person to whom the Trustee by the terms of this Trust is directed to make payments on behalf of the Company.

     E. "Executive Employment Agreement" means the Executive Employment Agreement between the Company and Leo W. Ladehoff dated October 29, 1986.

     F. "Fiscal Year" means the fiscal year of the Company.

     G. "Payment Schedule" shall have the meaning ascribed to it at Section 4.1.

     H. "Plans" means the Executive Employment Agreement and those other compensation arrangements, plans or agreements listed on Schedule A to this Trust under which the Company is obligated to make payments to individual Executives and the Trustee under this Trust is directed to make such payments on behalf of the Company.

     I. "Potential Change of Control" means and shall be deemed to have occurred if (i) Voting Shares of the Company have been acquired other than directly from the Company in exchange for cash or property by any person who thereby becomes the owner of more than 15% of the Company's outstanding Voting Shares; (ii) any person (other than the Company) has made a tender offer for, or a request for invitations for tenders of, Voting Shares; (iii) any person forwards or causes to be forwarded to shareholders of the Company proxy statement(s) in any period of twenty-four (24) consecutive months, soliciting proxies to elect to the Board of Directors of the Company two or more candidates who were not nominated as candidates in proxy statements forwarded to shareholders during such period by the Board of Directors of the Company; or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change of Control of the Company has occurred.


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     J. "Trust" means the trust created by this Agreement.

     K. "Trust Fund" shall have the meaning ascribed to it at Section 5.1.

     L. "Trustee" means any trustee from time to time serving as the trustee of the Trust.

     M. "Voting Shares" means any securities of the Company which vote generally in the election of directors.

                                  ARTICLE III
                                  -----------

                                   THE PLANS
                                   ---------

        The Trustee shall, on behalf of the Company and out of the Trust Fund, make payments to the Executives in accordance with the Payment Schedules delivered to the Trustee pursuant to Article IV. The Company shall continue to be liable to make all payments to Executives required under the terms of the Plans to the extent such payments have not been made pursuant to this Trust. Payments made from the Trust Fund to Executives in respect of the Plans pursuant to Article IV shall, to the extent of such payments, satisfy the Company's obligation to pay benefits to such Executives under the Plans.


                                   ARTICLE IV
                                   ----------

                         PAYMENT SCHEDULES UNDER PLANS
                         -----------------------------

        4.1 PAYMENT SCHEDULES. Upon or before the occurrence of a Potential Change of Control, the Company shall provide the Trustee with a schedule of the individual Executives who are participants in the Plans listed on Schedule A and to whom payments are to be made from the Trust on behalf of the Company. Upon the occurrence of a Potential Change of Control, the Company shall also deliver to the Trustee payment schedules, included as Part II to Schedule A, showing as to each Executive the dates payments are to be made to each individual Executive and the amount of each such payment or setting forth a formula or instructions acceptable to the Trustee for determining the amounts so payable and the payment dates ("Payment Schedules"). The Payment Schedules shall include instructions as to the amount of interest accruing under the Plan. The Payment Schedules, as they pertain to each Executive, shall also be delivered by the Company to such Executive.


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

        4.2 MODIFIED PAYMENT SCHEDULES. Modified Payment Schedules shall be delivered by the Company to the Trustee and to each Executive (as it pertains to such Executive) each time that additional amounts are required to be paid by the Company to the Trustee under Section 5.3 and upon the occurrence of any event, such as early retirement of an Executive, requiring a modification of the Payment Schedule. The Trustee shall make payments from the Trust assets to an Executive in accordance with the provisions of the Payment Schedule applicable to such Executive. In the event that an Executive reasonably believes that the Payment Schedule, as modified, does not properly reflect the amount payable to such Executive or the time or form of payment from the Trust assets in respect of any Plan, such Executive shall be entitled to deliver to the Trustee written notice (the "Executive's Notice") setting forth payment instructions for the amount the Executive believes is payable under the relevant terms of such Plan. The Executive shall also deliver a copy of the Executive's Notice to the Company within three (3) business days of the delivery to the Trustee. Unless the Trustee receives written objection from the Company within thirty (30) business days after receipt by the Trustee of such notice, the Trustee shall make the payment in accordance with the payment instructions set forth in the Executive's Notice. In the event the Company delivers to the Trustee a written objection in accordance with the preceding sentence, then, if the Company and the Executive are unable to resolve their differences within the 45-day period following the Company's delivery of objections to the Trustee, the parties shall submit the matter to arbitration in accordance with Section 14.3.

        4.3 WITHHOLDINGS. The Trustee shall be permitted to withhold from any payment due to an Executive hereunder the amount required by law to be so withheld under Federal, state and local wage withholdings requirements or otherwise, and shall pay over to the appropriate government authority the amounts so withheld. The Trustee may rely on instructions from the Company as to any required withholding and shall be fully protected under Section 9.5 in relying on such instructions.

        4.4 FURTHER ASSURANCES. The Trustee shall, at any time and from time to time, administer this Trust as may be necessary or proper to effectuate the purposes of this Trust. If the Trust receives an unqualified opinion of tax counsel selected by the Trustee, which opinion states that the Executives are subject to Federal income tax on amounts held in Trust prior to the distribution to the Executives of such amounts, the Trustee shall, to the extent practicable, take such action and administer the Trust Fund in such a manner so as to prevent the Trust Fund from being immediately taxable income to the Executives before making



                                      134
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any distributions pursuant to Section 4.5, provided that the Trustee shall not return any portion of the Trust Fund to the Company.

        4.5 DISTRIBUTIONS IN THE EVENT OF TAXABILITY. In the event of any final determination by the Internal Revenue Service or a court of competent jurisdiction, which determination is not appealable or the time for appeal or protest of which has expired, or the receipt by the Trustee of a substantially unqualified opinion of tax counsel selected by the Trustee, which determination determines, or which opinion opines, that the Executives or any particular Executive, is subject to Federal income taxation on amounts held in the Trust prior to the distribution to the Executives or Executive of such amounts and no curative action is available under Section 4.4, the Trustee shall, on receipt by the Trustee of such opinion or notice of such determination, pay to each Executive the portion of the Trust Fund includible in such Executive's Federal gross income, provided as a condition of receiving such payment, the Executive delivers to the Trustee a written agreement stating that the payment being made is in satisfaction of the obligations of the Company due to him in respect of which the payment is made, after taking into consideration that such payment is being made prior to the required distribution date, and the Company concurs in such agreement which concurrence shall not be unreasonably withheld.


                                   ARTICLE V
                                   ---------

                           THE TRUST FUND AND FUNDING
                           --------------------------

        5.1 RECEIPT AND HOLDING OF THE TRUST FUND. The Trustee will accept and hold all contributions and all insurance contracts, insurance policies and other property transferred and delivered to the Trustee by the Company or at the Company's direction. All contributions and property received by the Trustee, plus income and appreciation, constitute the trust fund (the "Trust Fund").

        5.2 INITIAL FUNDING OF TRUST. Concurrently with the execution of this Trust, the Company is delivering to the Trustee the sum of One Thousand Dollars to be held in trust hereunder. Upon the occurrence of a Potential Change of Control, the Company shall contribute to the Trust, in cash or other property, the amount determined under accepted actuarial principles to be necessary to fund the amounts payable to the Executives under the Plans in accordance with the Payment Schedules for the Executives delivered to the Trustee pursuant to
Section 4.1.



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


        5.3 ADDITIONAL FUNDING; EXCESS ASSETS. Unless the Trust Funds contributed to the Trustee pursuant to the last sentence of Section 5.2 have been released to the Company pursuant to Section 5.4, the Company shall, as soon as practicable after the end of each Fiscal Year, recalculate the amount determined under accepted actuarial principles to be necessary to fund the amounts payable to the Executives under all Plans and in accordance with the Payment Schedules for the Executives delivered to the Trustee pursuant to
Section 4.1 and 4.2 through the end of the most recently completed Fiscal Year (herein referred to as the "Aggregate Payment Obligation"). If the Aggregate Payment Obligation exceeds the fair market value of the assets in the Trust at the end of the most recently completed Fiscal Year, then there exists a funding deficiency to the extent of such excess; and the Company shall by no later than 90 days after the end of such Fiscal Year contribute to the Trustee additional cash or property having a fair market value equal to the amount of the funding deficiency. If the fair market value of assets in the Trust at the end of the most recently completed Fiscal Year is more than 125% of the Aggregate Payment Obligation, then there is an overfunding to the extent of such excess; and the Trustee shall as soon as practicable after the determination that an overfunding exists distribute cash or other property to the Company having a fair market value equal to the amount by which the fair market value of Trust assets exceeds 125% of the Aggregate Payment Obligation.

        5.4 RELEASE OF TRUST FUNDS UNLESS CHANGE OF CONTROL OCCURS. Any funds delivered to the Trustee pursuant to Section 5.2 because of the occurrence of a Potential change of Control, together with any assets in the Trust Fund in excess of $1,000, shall be returned to the Company one year after the date of such delivery, unless a Change of Control shall have occurred. If any subsequent Potential Change of Control occurs during such initial one-year period, such initial one-year period shall be extended to a date one year after the occurrence of the subsequent Potential Change of Control. The Company shall notify the Trustee of the occurrence of a Change of Control or Potential Change of Control, and Executives holding 25% or more beneficial interest in Trust Funds may notify the Trustee that a Change of Control or Potential Change of Control has occurred (provided in the case of any such notice from Executives, it is accompanied by an opinion of counsel stating that in the opinion of such counsel a Change of Control or Potential Change of Control has occurred). The Trustee may rely on any such notice or on any other actual notice satisfactory to the Trustee of such a change or potential change which the Trustee may receive. Notwithstanding the foregoing, the Trustee shall have no




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duty or obligation to make any independent determination that such a change or potential change has occurred. In the event Trust Funds are released to the Company pursuant to this Section 5.4, all payment schedules delivered to the Trustee pursuant to Section 4.1 shall be returned to the Company and be of no further force and effect.

        5.5 TRANSFER TO ANOTHER TRUSTEE. The Company may direct the Trustee to transfer the Trust Fund to a successor trustee as set forth in Section 11.1. The Trustee immediately will comply with that direction. When that transfer is completed, the Trustee will be relieved from all further obligations in connection with the Trust Fund.


                                   ARTICLE VI
                                   ----------

                                STATUS OF TRUST
                                ---------------

        6.1 GRANTOR TRUST. The Trust is part of the Company's program established for the purpose of providing deferred compensation to its present and former directors and key employees and is intended to be exempt from the participation, vesting, funding and fiduciary requirements of the Employee Retirement Income Security Act of 1974, as amended. The Company intends the Trust to be treated as a grantor trust within the meaning of Section 671 of the Internal Revenue Code and all income attributable to the Trust Fund shall be reported by the Company. The Trust Fund shall at all times be subject to the claims of the creditors of the Company as set forth in Section 6.2.

        6.2 SUBJECT TO CLAIMS CREDITORS OF THE COMPANY. It is the intent of the parties hereto that the Trust Fund is and shall remain at all times subject to the claims of the creditors of the Company in the event of the Company's insolvency or bankruptcy as set forth in this Article VI, including, without limitation, its general creditors. Accordingly, the Company shall not create a security interest in the Trust Fund in favor of the Executives or any creditor. If the Trustee receives the notice provided for in Section 6.3, or otherwise receives actual notice that the Company is insolvent or bankrupt as defined in
Section 6.3, the Trustee will make no further distributions of the Trust Fund to any of the Executives but shall deliver the entire amount of the Trust Fund only as a court of competent jurisdiction, or duly appointed receiver or other person authorized to act by such a court, may direct, in order to make the Trust Fund available to satisfy the claims of the Company's creditors, including, without limitation, its general creditors. The Trustee shall resume distribution of




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the Trust Fund to the Executives under the terms hereof, upon no less than thirty (30) days advance notice to the Company, if it determines that the Company was not, or is no longer, bankrupt or insolvent. Unless the Trustee has actual notice of the Company's bankruptcy or insolvency, the Trustee shall have no duty to inquire whether the Company is bankrupt or insolvent.

        6.3 NOTIFICATION OF BANKRUPTCY OR INSOLVENCY. The Company, through its Board of Directors and Chief Executive Officer, shall advise the Trustee promptly in writing of the Company's bankruptcy or insolvency. The Company shall be deemed to be bankrupt or insolvent, for purposes of this Agreement only, upon the occurrence of any of the following:

               (i) The Company shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver, liquidator, sequestrator, or any trustee for it or a substantial part of its assets, or shall commence any case under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction (federal or state), whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such case shall have been commenced against it, in which an order for relief is entered or which remains undismissed; or the Company by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or case or order for relief or to the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its property, or shall suffer any such custodianship, receivership, or trusteeship to continue undischarged; or

               (ii) The Company shall be unable to pay its obligations as they become due in the usual course of its affairs; or

               (iii) The sum of the Company's debts is greater than all its property at a fair valuation; or

               (iv) The present saleable value of the Company's assets is less than the amount that would be required to pay the probable liability on its existing debts as they become absolute and matured.


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




                                  ARTICLE VII
                                  -----------

                            THE TRUSTEE'S ACCOUNTING
                            ------------------------

     7.1 BOOKS AND RECORDS. The Trustee will keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions in respect of the Trust Fund. Those accounts and related records may be inspected by any person designated by the Company. The Trustee will retain those records and supporting data for the period required by law. All Trust assets may be commingled for purposes of investment. For recordkeeping purposes only, an account will be maintained for each Executive. Each account will be credited with all contributions relating to the Executive for whom it was established and will be debited with all payments to such Executive.

     7.2 TRUSTEE'S REPORT. Within 60 days after the end of each Fiscal Year, the Trustee shall file a written report with the Company containing:

          (a) A description of investments, receipts, disbursements and other transactions effected by the Trustee during the most recently completed Fiscal Year;

          (b) An exact description of any asset transferred to the Trustee or transferred by the Trustee to any other person during such Fiscal Year;

          (c) An exact description of assets sold or purchased by the Trustee during such Fiscal Year, the cost of each item purchased and the net proceeds of each item sold;

          (d) An exact description of all assets held by the Trustee as of the close of business on the last day of such Fiscal Year, and the cost and fair market value of each item (other than insurance contracts) determined as of the same date; and

          (e) Any other information required by law to be filed on behalf of the Trust.

     The information described in subsections (a), (b) and (c), above, may be given in the form of monthly or quarterly reports, if those reports, taken together, contain the required information.

     7.3 ADDITIONAL REPORTS. In addition to the report required under Section
7.2 above, the Trustee shall make any interim reports reasonably requested by the Company.





                                      139
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                                  ARTICLE VIII
                                  ------------

                        ADMINISTRATION OF THE TRUST FUND
                        --------------------------------

     8.1 OWNERSHIP AND INVESTMENT OF THE TRUST FUND. The Trustee is the legal owner of all Trust Fund assets and, subject to this Article, shall invest and reinvest the Trust Fund. Any amounts reasonably necessary to meet contemplated payments or to be transferred from the Trust Fund may be deposited temporarily in the commercial department of any bank or trust company. The Trustee will not be liable for any interest on those deposits except for interest actually paid by the bank or trust company or, if the deposit is with the Trustee's own commercial department, interest at the legally permitted rate agreed to by the Trustee and the Company. Alternatively, the Trustee may make temporary deposits in governmental obligations, certificates of deposit, commercial paper, commercial paper master notes or a common trust fund maintained by the Trustee for temporary cash investments.

     8.2 POWERS OF THE TRUSTEE. Subject to this Article, Article 5 and Sections
9.1 and 9.2 and in addition to the powers generally given to trustees by law, the Trustee may:

          (a) Invest and reinvest the Trust Fund in (i) obligations issued or guaranteed by the United States or by any person controlled or supervised by and acting as an instrumentality of the United States pursuant to authority granted by Congress, (ii) obligations issued or guaranteed by any state or political subdivision thereof having a rating equal to or higher than the current A rating classification of Moody's Investors Service, Inc. or the current A rating classification of Standard & Poor's Corporation, both of New York, New York, or their successors; (iii) commercial or finance paper of any corporation having a net worth of $10,000,000 and having a rating classification equal to or higher than the current P-1 rating classification of Moody's Investors Service, Inc. or the current A-1 rating classification of Standard & Poor's Corporation, both of New York, New York, or their successors; (iv) bankers' acceptances drawn on and accepted by banks or trust companies organized under the laws of the United States of America or any state thereof, having a reported capital and surplus of at least $10,000,000 in dollars of the United States of America or bankers' acceptances drawn on and accepted by the Trustee; (v) certificates of deposit maturing within twelve months of the Trustee or of banks or trust companies, organized under the laws of the United States of America or any state thereof, having a reported capital and surplus of at least $10,000,000 in dollars of the United States of America and which has a rating at least equal to the rating required in
     (iii) above; and (vi) repurchase agreements collateralized with obligations described in (i) above; and (vii) money market funds the assets of which are of the types specified above; provided that any such investment or deposit is not prohibited by law.

          (b) Abandon, adjust, arbitrate, compromise, or otherwise settle any obligation or liability due to or from it as Trustee, including any tax claim, and/or enforce or contest any claim in legal or administrative proceedings. The Trustee will not be required to contest any claim unless it has been indemnified against the costs and expenses of that action or unless available Trust Fund assets are sufficient to pay those expenses.

          (c) Compensate from the Trust Fund, agents, accountants, brokers and counsel (who may be counsel for the Company) and other assistants and advisors which it believes are necessary or desirable for the proper administration of the Trust Fund.

          (d) Temporarily deposit uninvested funds in a commingled temporary deposit medium maintained by the Trustee, which is composed of certificates of deposit or other obligations issued by the Trustee.

          (e) Do all other acts not specifically mentioned above which are necessary to administer the Trust Fund and to carry out the purposes of the Trust.

     8.3 SITUS OF ASSETS. Except as permitted by law, the Trustee may not maintain in the Trust Fund any assets located outside the jurisdiction of the district courts of the United States.

     8.4 ENTIRE AGREEMENT. The Trustee will have only those powers, duties, or responsibilities set forth in this Agreement.


                                   ARTICLE IX
                                   ----------

                            RELATING TO THE TRUSTEE
                            -----------------------

     9.1 LIABILITY OF THE TRUSTEE. The Trustee will exercise its powers and perform its duties with the care, skill, prudence, and diligence under the circumstances then prevailing



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that a prudent man acting in a like capacity and familiar with those matters would use in the conduct of an enterprise of a like character and with like aim. The Trustee also will diversify Trust Fund investments to minimize the risk of large loss unless under the circumstances the Trustee believes it clearly would be prudent not to diversify. Wherever this Trust Agreement provides that the Trustee must follow directions of the Company or that the Trustee has no duty or power concerning a matter, the Trustee will not be liable for any harm caused by a direction or lack of a direction or by any exercise or non-exercise of power by another unless:

          (a) the Trustee knowingly participates in or knowingly undertakes to conceal an act or omission of another fiduciary with respect to a Plan or the Trust; or

          (b) by the Trustee's failure to act in accordance with this Section, the Trustee has enabled another fiduciary to breach a fiduciary duty; or

          (c) the Trustee has knowledge of a breach of fiduciary duty which resulted in harm or injury and does not make reasonable efforts under the circumstances to remedy the breach.

     9.2 OBLIGATIONS UNDER LAW. Regardless of any general or specific power or authority granted to it, the Trustee may not engage in any transaction, exercise any power or perform any duty under this Trust in violation of the Internal Revenue Code, Employee Retirement Income Security Act, as amended, or any regulations or rulings issued under those laws.

     9.3 BOND. Unless required by law, the Trustee is not required to furnish bond for the faithful performance of its duties.

     9.4 COMPENSATION. The Trustee will be compensated reasonably as agreed to by the Company and the Trustee. That compensation and all reasonable expenses of administration will be paid by the Company directly and not out of Trust Funds.

     9.5 INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Trustee from and against any and all damages, losses, claims or expenses as incurred, including expenses of investigation and fees and disbursements of counsel to the Trustee and any taxes imposed on the Trust Fund or income of the Trust (the "Indemnified Amounts"), arising out of or in connection with the performance by the Trustee of its duties hereunder provided the Indemnified Amounts do not arise out of,



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


or are connected with, a harm as to which the Trustee may be liable under subparagraphs (a), (b) or (c) of Section 9.1. Any amount payable to the Trustee under this Section 9.5 and not previously paid by the Company shall be paid by the Company promptly upon demand therefor by the Trustee.


                                   ARTICLE X
                                   ---------

        MISSING PERSONS, INCAPACITATED EXECUTIVES, DEATH AND DIRECTIONS
        ---------------------------------------------------------------

     10.1 MISSING PERSONS. If any payment to be made by the Trustee to an Executive is not claimed or accepted by the Executive, the Trustee shall notify the Company. The Trustee shall not have any obligation to search for or ascertain the whereabouts of any Executive.

     10.2 INCAPACITATED EXECUTIVES. While a Executive who is entitled to a payment or distribution hereunder is under a legal disability or, in the Trustee's opinion, in any way is incapacitated so as to be unable to manage his financial affairs, the Trustee may make any required distribution to an Executive by making it (i) directly to the Executive, (ii) a legal guardian of the Executive, or (iii) in such other manner as the Trustee deems in the best interest of the Executive.

     10.3 DEATH OF EXECUTIVE. If any Plan designated on Schedule A provides for the continuance of payments upon the death of Executive, the Trustee shall use Trust Funds to make such payments. In the event an Executive dies before receiving all payments required to be paid to him pursuant to the Payment Schedules, the Company shall, within 30 days of Executive's death, provide the Trustee with a new Payment Schedule relating to Executive directing the Trustee as to whether future payments are to be made to a designated beneficiary of Executive or Executive's estate or whether payments terminate upon death. In the event a Plan provides that a designated beneficiary or the estate of Executive shall receive payments after the death of Executive, then the Payment Schedule furnished to the Trustee in connection with the Executive's death shall be furnished to the designated beneficiary or the estate, as the case may be, and the provisions of Section 4.2 shall apply in the event that any disagreement as to a modified Payment Schedule arises.

     10.4 FORM. All directions, notices, certifications and amendments to the Trust to be given by the Company will be in writing; if given by the Company, they will be signed on behalf of the Company.





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


        10.5 PROOF OF ANY MATTER. If required by the Trustee, any matter may be proved conclusively by certification by the Company. The Trustee also may accept or require any other or further evidence it believes to be sufficient or necessary.

        10.6 ABSENCE OF DIRECTIONS. If the Trustee believes that it must take action under this Trust, it may act in its sole discretion unless direction is provided under this Trust.


                                   ARTICLE XI
                                   ----------

                        RESIGNATION OR REMOVAL OF TRUSTEE
                        ---------------------------------

        11.1 SUCCESSOR TRUSTEE. The Trustee may resign and be discharged from its duties hereunder at any time by giving notice in writing of such resignation to the company and each Executive specifying a date (not less than thirty (30) days after the giving of such notice) when such resignation shall take effect. Promptly after such notice, the Company shall appoint a successor trustee, such trustee to become Trustee hereunder upon the resignation date specified in such notice. The Trustee shall continue to serve until its successor accepts the trust and receives delivery of the Trust Fund. The Company may at any time substitute a new trustee by giving thirty (30) days notice thereof to the Trustee then acting. The Trustee and any successor thereto appointed hereunder shall be a commercial bank which is not an affiliate of the Company, but which is a national banking association or established under the laws of one of the states of the United States, and which has equity in excess of $10,000,000.

        11.2 FINAL ACCOUNT. If the Trustee dies, resigns or is removed, and unless the Company accepts without exception the Trustee's final account, the Trustee (or his representative) may settle its account either (a) by beginning an action to procure a judicial settlement or (b) by agreeing on a settlement with the Company.

        11.3 TRANSFER AND DISCHARGE. If a successor trustee is appointed, the Trustee will transfer the Trust Fund to the successor along with true copies of all relevant records reasonably requested by the successor. The Trustee also will execute all documents necessary to the transfer of the Trust Fund. When it has completed those actions, the Trustee will not be further accountable for any matters covered in its accounting.



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


        11.4 EFFECTIVE DATE OF APPOINTMENT OF SUCCESSOR TRUSTEE. Appointment of a successor trustee will be effective when it delivers to the Company and to the former trustee written acceptance of the appointment. When delivered, this Trust will be interpreted as if the successor trustee had been originally named Trustee. However, the successor trustee will not be liable or responsible for anything done or omitted in the administration of the Trust before its appointment.

        11.5 MERGER OR CONSOLIDATION. If the Trustee engages in a corporate reorganization, the resulting corporation automatically will be the Trustee's successor.


                                  ARTICLE XII
                                  -----------

                          PROTECTION FOR THIRD PERSONS
                          ----------------------------

        12.1 PROTECTION FOR THIRD PERSONS. In dealing with the Trustee, no one other than the Company is required to inquire into the Trustee's authority to take any action authorized by this Trust. Those persons may assume that the Trustee is authorized to take any action which it undertakes and will not be liable for any act done under written direction of the Trustee. Also, those persons may assume that the Trustee is authorized to receive any money or property paid to the Trustee, or paid under the Trustee's written direction. Written certification by the Company of the Trustee's name will be conclusive evidence that the Trustee is qualified to act as Trustee at the date of that certification.


                                  ARTICLE XIII
                                  ------------

                       TERMINATION; AMENDMENT; AND WAIVER
                       ----------------------------------

        13.1 TERMINATION. This Trust shall be terminated upon the earliest of any of the following events: (i) the exhaustion of the Trust Fund; or (ii) the final payment of all amounts payable to all of the Executives pursuant to all the Plans. Promptly upon termination of this Trust, any remaining portion of the Trust Fund shall be paid to the Company.

        13.2 AMENDMENT AND WAIVER. This Trust is irrevocable and may not be amended except by an instrument in writing signed on behalf of the parties hereto together with the written consent of Executives having at least sixty-five percent (65%) of all amounts then held in the Trust credited to their accounts, except that in the event a proposed amendment relates only to Executives participating

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

in one Plan, then the written consent of Executives required to adopt such an amendment shall be determined on the basis of the assets held in Trust in respect of that Plan and the interest of such Executives in such assets. The parties hereto, together with the consent of Executives having at least sixty-five percent (65%) of all amounts then held in the Trust credited to their accounts, may at any time waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto or an Executive to any such waiver shall be valid if set forth in an instrument in writing signed by or on behalf of such party or Executive. Notwithstanding the foregoing, any such amendment or waiver may be made by written agreement of the parties hereto without obtaining the consent of the Executives if such amendment or waiver does not, in the opinion of counsel acceptable to the Trustee, adversely affect the rights of the Executives hereunder. No amendment or waiver relating to this Trust may be made which only affects a particular Executive unless such Executive has agreed in writing to such amendment or waiver.

        13.3 SCHEDULE A TO THE TRUST. Schedule A lists those Plans which the Company, pursuant to Section 4.1, has designated as a Plan with respect to which the Trustee is authorized to make payments to Executives from the Trust Fund as set forth in this Trust. The Company may from time to time, as set forth in
Section 4.1, amend Schedule A to include an additional Plan or Plans or to list additional Executives. The Company shall not, however, amend Schedule A to delete a Plan or Plans from Schedule A unless any such deletion has been approved in the same manner and by the same consent of Executives as an amendment is required to be approved under Section 13.2.


                                  ARTICLE XIV
                                  -----------

                               GENERAL PROVISIONS
                               ------------------

        14.1 OHIO TRUST. The Trust will be construed and enforced according to the laws of the State of Ohio and the United States.

        14.2 SEVERABILITY. In the event that any provision of this Trust or the application thereof to any person or circumstances shall be determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Trust shall be valid and enforced to the fullest extent permitted by law.

        14.3 ARBITRATION. Any dispute between the Executives and the Company or the Trustee as to the interpretation or application of the provisions of this Trust and amounts payable hereunder shall be determined exclusively by binding arbitration in Dayton, Ohio, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction.

        14.4 NOTICES. Any notice, report, demand or waiver required or permitted hereunder shall be in writing and shall be given personally or by prepaid registered or certified mail, return receipt requested, addressed as follows:

     If to the Company:       Amcast Industrial Corporation
                              3931 South Dixie Avenue
                              Kettering, Ohio  45439
                              Attn:   Treasurer

     If to the Trustee:       Bank One, Dayton, National Association
                              Kettering Tower
                              7th Floor
                              Dayton, Ohio  45401
                              Attn:   Trust Department

If to an Executive, to the address of such Executive as listed next to his name on Schedule A hereto.

        A notice shall be deemed received upon the date of delivery if given personally or, if given by mail, upon the receipt thereof.

        14.5 TRUST BENEFICIARIES. Each Executive is an intended beneficiary under this Trust, and shall be entitled to enforce all terms and provisions hereof with the same force and effect as if such person had been a party hereto.

        14.6 HEADINGS. The headings and subheadings in this Agreement are inserted for convenience of reference only and are not to be considered in the construction of its provisions.



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


        14.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which is an original; all counterparts constitute the same instrument, sufficiently evidenced by any one counterpart.

        IN WITNESS WHEREOF, the Company and the Trustee have caused this instrument to be executed this 11th day of March 1988.

                                     AMCAST INDUSTRIAL CORPORATION



Attest:                              By
       --------------------------      --------------------------------
       Assistant Secretary           Title
                                          -----------------------------
                                            "Company"



                                     BANK ONE, DAYTON, NATIONAL
                                      ASSOCIATION


                                     By
                                       --------------------------------

                                                  "Trustee"






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


                                   SCHEDULE A
                         AMCAST INDUSTRIAL CORPORATION
                      FIRST MASTER BENEFIT TRUST AGREEMENT
                                 MARCH 11, 1988
                                 --------------


PLANS AS TO WHICH THE TRUSTEE HAS BEEN DESIGNATED TO MAKE
PAYMENTS ON BEHALF OF THE COMPANY.
---------------------------------------------------------

PLAN I: Executive Employment Agreement between Leo W.
        Ladehoff and the Company dated October 29, 1986 (the "Employment Agreement").

        l. Action of the Board of Directors of the Company.

        The Board of Directors of Amcast Industrial Corporation (the "Company") by resolutions adopted on December 16, 1987 directed that the Trustee be authorized to make the payments required to be made to Leo W. Ladehoff pursuant to Section 3 of the Executive Employment Agreement from the Trust Fund in the event a Change of Control occurs and the Trust is funded as provided in Article V.

        2. Executive to whom payments are to be made.

                       Address for
Name                 Notices and Payments             Social Security No.
----                 --------------------             -------------------
Leo W. Ladehoff       4501 Troon Trail                  ###-##-####
                   Kettering, Ohio 45439

       3. PAYMENT OBLIGATION OF THE COMPANY TO EXECUTIVE
          UNDER THE EMPLOYMENT AGREEMENT.

Name                         Payment Obligation
----                         ------------------

Leo W. Ladehoff     Seven Thousand Dollars ($7,000) on the first day of each
                    month for a period of 120 consecutive months, commencing on the later of (i) March 1, 1991 and (ii) the first day of the month following the month in which Mr. Ladehoff ceases being employed by the Company.



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